UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2008
ALPHA SECURITY GROUP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33354	03-0561397

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

328 West 77th Street, New York, New York	10024

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 877-1588

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On July 24, 2008, General Robert T. Herres, an independent director and Audit Committee member of the Board of Directors of Alpha Security Group Corporation (the “Company”), passed away. At such time that the remaining Board members fill the vacancy on the Board created by General Herres’ passing, the Company will subsequently file an 8-K under this Item 5.02.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 30, 2008

ALPHA SECURITY GROUP CORPORATION
By:	/s/ Steve Wasserman
	Name:	Steve Wasserman
	Title:	Chief Executive Officer and President

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